FAIR VALUE MEASUREMENTS	12 Months Ended
Dec. 31, 2021
FAIR VALUE MEASUREMENTS
FAIR VALUE MEASUREMENTS

NOTE 3 — FAIR VALUE MEASUREMENTS

The Company follows the accounting guidance in ASC Topic 820 for its fair value measurements of financial assets and liabilities measured at fair value on a recurring basis. Fair value is defined as an exit price, representing the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. As such, fair value is a market-based measurement that should be determined based on assumptions that market participants would use in pricing an asset or a liability. The three-tiered fair value hierarchy, which prioritizes when inputs should be used in measuring fair value, is comprised of: (Level I) observable inputs such as quoted prices in active markets; (Level II) inputs other than quoted prices in active markets that are observable either directly or indirectly and (Level III) unobservable inputs for which there is little or no market data. The fair value hierarchy requires the use of observable market data when available in determining fair value.

The Company has the following warrants: (i) warrants (the “Public Warrants”) to purchase shares of Class A common stock, originally issued in our initial public offering (“Initial Public Offering”), (ii) warrants (the “Private Placement Warrants” and together with the Public Warrants and the BGL Warrants, the “Warrants”) to purchase Class A common stock issued in a private placement to our sponsor and anchor investor at the time of the Initial Public Offering, and (iii) the BGL Warrants. The rights of holders of the Warrants are governed by warrant agreements between American Stock Transfer & Trust Company, as warrant agent, and the Company (the “Warrant Agreements”).  The BGL Warrants are classified as equity as they qualify as share-based compensation under ASC Topic 718.

The Public and Private Warrants were recorded in the Company’s consolidated financial statements as a result of the Business Combination between DiamondPeak and Lordstown EV Corporation (formerly known as Lordstown Motors Corp.) and the reverse recapitalization that occurred on October 23, 2020 and did not impact any reporting periods prior to the Business Combination. The Company determined that the fair value of the Public and Private Warrants was $100.9 million as of the date of the Business Combination. The Public and Private Warrants are classified as a liability with any changes in the fair value recognized immediately in our consolidated statements of operations. During the quarter ended March 31, 2021, we received cash proceeds of approximately $82.0 million for the redemption of the remaining Public Warrants.

The following table summarizes the net gain (loss) on changes in fair value (in thousands) related to the Public and Private Warrants:

	Year ended	Year ended
	December 31, 2021	December 31, 2020
Public Warrants	$(27,180)	$(17,920)
Private Warrants	15,307	(5,573)
Net loss on changes in fair value	$(11,873)	$(23,493)

As of December 31, 2021 and 2020, we had 3.9 million and 13.4 million Warrants outstanding, respectively.

Observed prices for the Public Warrants are used as Level 1 inputs as they were actively traded until being redeemed in January 2021. The Private Warrants are measured at fair value using Level 3 inputs. These instruments are not actively traded and are valued using a Monte Carlo option pricing model that uses observable and unobservable market data as inputs.

A Monte Carlo model was used to simulate a multitude of price paths to measure fair value of the Private Warrants. The Monte Carlo models two possible outcomes for the stock price each trading day — up or down — based on the prior day’s price. The calculations underlying the model specify the implied risk-neutral probability that the stock price will move up or down, and the magnitude of the movements, given the stock’s volatility and the risk-free rate. This analysis simulates possible paths for the stock price over the term of the Private Warrants. For each simulated price path, we evaluate the conditions under which the Company could redeem each Private Warrant for a fraction of whole shares of the underlying as detailed within the Warrant Agreement. If the conditions are met, we assume redemptions would occur, although the Private Warrant holders would have the option to immediately exercise if it were more advantageous to do so. For each simulated price path, if a redemption does not occur the holders are assumed to exercise the Private Warrants if the stock price exceeds the exercise price at the end of the term. Proceeds from either the redemption or the exercise of the Private Warrants are reduced to a present value amount at each measurement date using the risk-free rate for each simulated price path. Present value indications from iterated priced paths were averaged to derive an indication of value for the Private Warrants.

At each measurement date, we use a stock price volatility input of 50% for the Monte Carlo model. This assumption considers observed historical stock price volatility of other companies operating in the same or similar industry as the Company over a period similar to the remaining term of the Private Warrants, as well as the volatility implied by the traded options of the Company. The risk-free rates utilized were 0.458%, 0.413%, and 1.123% for the valuations as of October 23, 2020 and December 31, 2020 and 2021, respectively.

The following tables summarize the valuation of our financial instruments (in thousands):

	Total	Quoted prices in active markets (Level 1)	Prices with observable inputs (Level 2)	Prices with unobservable inputs (Level 3)
December 31, 2021
Cash and cash equivalents	$244,016	$244,016	$—	$—
Public Warrants	—	—	—	—
Private Warrants	485	—	—	485

	Total	Quoted prices in active markets (Level 1)	Prices with observable inputs (Level 2)	Prices with unobservable inputs (Level 3)
December 31, 2020
Cash and cash equivalents	$629,761	$629,761	$—	$—
Public Warrants	57,515	57,515	—	—
Private Warrants	43,877	—	—	43,877

The following table summarizes the changes in our Level 3 financial instruments (in thousands):

	Balance at December 31, 2020	Additions	Settlements	Loss / (Gain) on fair value adjustments included in earnings	Balance at December 31, 2021
Private Warrants	$43,877	—	(28,085)	(15,307)	$485